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                                                                   Exhibit 10.8

                        ERISA COMPENSATION LIMIT BENEFIT PLAN
                            FOR DRESSER INDUSTRIES, INC.

     Dresser Industries, Inc. hereby amends by restatement the ERISA Compensation Limit Benefit Plan for Dresser Industries, Inc., effective June 1, 1995, upon the following terms and conditions:

                                     ARTICLE I

                                    DEFINITIONS

     The words and phrases defined hereinafter shall have the following meaning:
      SECTION 1.1.  ACT.  The Employee Retirement Income Security Act of
1974, as amended.

      SECTION 1.2.  BOARD.  The Board of Directors of Dresser Industries, Inc.
      SECTION 1.3.  CODE.  The Internal Revenue Code of 1986, as Amended.
      SECTION 1.4. COMMITTEE. The Employee Benefits Committee of Dresser Industries, Inc.
      SECTION 1.5. COMPANY. Dresser Industries, Inc. and any subsidiary which adopts the Plan.
      SECTION 1.6. DB PLANS. The Pension Plan defined in Section 1.9 and the Related Plans defined in Section 1.11.
      SECTION 1.7.   DC PLAN.  The Dresser Industries, Inc Retirement Savings
Plan-A.
      SECTION 1.8. EMPLOYEE. A participant in the Pension Plan, a Related Plan, or the DC Plan. This term shall include any individual who has terminated employment with the Company, but has not yet received his entire vested benefits under the Pension Plan, a Related Plan, or the DC Plan.
      SECTION 1.9. PENSION PLAN. The Dresser Industries, Inc. Consolidated Salaried Retirement Plan, as frozen May 31, 1995.
      SECTION 1.10. PLAN. The "ERISA Compensation Limit Benefit Plan for Dresser Industries, Inc.", as set forth herein,
      SECTION 1.11. RELATED PLAN. Any defined benefit pension plan for nonunion salaried employees other than the Pension Plan, maintained by the Company.

                                  ARTICLE II
                                PURPOSE OF PLAN

      SECTION 2.1. PURPOSE. The purpose of this Plan is to pay retirement benefits out of the general assets of the Company, under circumstances in which such benefits cannot be paid from the Pension Plan, the Related Plans, or the DC Plan, because of the

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application of Code section 401(a)(17).  This Plan is an
unfunded plan described in sections 201(2), 301(a)(3), and 401(a)(1) of the Act.


                                  ARTICLE III
                                  ELIGIBILITY

      SECTION 3.1. ELIGIBILITY. Any Employee is eligible to participate in the Plan if his benefit under the Pension Plan or a Related Plan, or the DC Plan is limited by a provision under such plan, which implements the requirements of section 401(a)(17) of the Code.
     Furthermore, any person who has been employed by a company in which Dresser Industries, Inc. has an ownership interest and who, during such period, has remained a participant in the Pension Plan, and the surviving spouse of such a participant, shall be eligible to receive benefits under this Plan, if and to the extent that benefits cannot be provided fully by the Pension Plan because of provisions thereof implementing Code section 401(a)(17).
     Notwithstanding any other provisions of this Plan, no employee of the M.W. Kellogg Company, or any surviving spouse of such an employee, shall be eligible to receive benefits under this Plan.


                                 ARTICLE IV
                                  BENEFITS

      SECTION 4.1. AMOUNT OF BENEFITS RELATED TO DB PLANS. The amount of the benefit payable under this Plan related to the DB Plans shall be the excess (if any) of the benefit payable under the benefit formula of the Pension Plan (or Related Plan, if applicable) without taking into account the provisions dealing with limits imposed by Code sections 401(a)(17) and 415, over the benefits payable under (1) the Pension Plan (or Related Plan) after taking into account such limiting provisions, and (2) the ERISA Excess Benefit Plan for Employees of Dresser Industries, Inc., as it relates to the DB Plans.
      SECTION 4.2. FORM OF BENEFITS RELATED TO DB PLANS.
     (a) Regarding Employees who die while employed, the form of benefit shall be the Spouse's Death Benefit as provided in the Pension Plan or the comparable benefit, if any, provided in a Related Plan (whichever is applicable). If a Related Plan applies and there is no comparable benefit under the Related Plan, no benefit will be payable under this Plan. There shall be no benefit payable under this Plan with regard to unmarried Employees who die while employed.
     (b) For Employees who terminate active employment before their death, the form of benefit shall be the Standard Benefit

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Form as provided in Section 5.01 of the Pension Plan or the comparable benefit provided in a Related Plan (whichever is applicable). Provided, however, an Employee may request payment in a form of benefit provided in the Pension Plan or a comparable option in a Related Plan that is other than the form in which he will receive benefits under the Pension Plan or a Related Plan. In the case of a request by an Employee who is an elected officer of the Company, it shall be in the sole discretion of the Executive Compensation Committee of the Board to grant or deny such request. In the case of a request by all other Employees, the Committee shall, in its sole discretion, grant or deny such request. All forms of benefit arising under the DB Plans shall be calculated using the same factors as those used in determining such form of benefit under the Pension Plan or comparable benefit provided under a Related Plan, whichever is applicable.

      SECTION 4.3. AMOUNT OF BENEFIT RELATED TO THE DC PLAN. The Company shall establish a bookkeeping account for each Employee, that is tied to the respective Employee's subaccounts under Section 4.1 of the DC Plan. The Company shall allocate amounts to the respective bookkeeping accounts of Employees, that cannot be allocated to their Accounts under the DC Plan, because of the limits imposed by Code section 401(a)(17). The Company further shall subdivide the Employee accounts under this Plan into subaccounts that are tied to respective Employees' Matching Contributions, Basic Contributions, and Pension Equalizer Contributions. Each Employee hypothetically may invest these subaccounts in an election separate from his election under the DC Plan. The Company further shall accrue the same rate of investment return to these subaccounts as earned on the respective subaccounts in the DC Plan during the relevant period. Notional earnings shall be credited under this Plan at the same time as actual earnings are credited under the DC Plan.

      SECTION 4.4. FORM OF BENEFIT RELATED TO THE DC PLAN. Benefits under this Plan that are tied to the DC Plan shall be payable in a lump sum to the Employee, or to the Employee's DC Plan Beneficiary in the event of the Employee's death. Provided, however, an Employee may request payment in a form of benefit provided in the DC Plan that is other than the form in which he will receive benefits under the DC Plan. In the case of a request by an Employee who is an elected officer of the Company, it shall be in the sole discretion of the Executive Compensation Committee of the Board of the Company to grant or deny such request. In the case of a request by all other Employees, the Committee shall in its sole discretion grant or deny such request. All forms of benefit shall be calculated using the same factors as those used in determining such form of benefit under the Pension Plan or comparable benefit provided under a Related Plan.

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      SECTION 4.5.  TIME OF BENEFIT PAYMENTS.  Benefits due under this Plan shall be paid at such time or times following the Employee's termination of employment or death as the Committee in its discretion determines. However, benefits tied to the Pension Plan or a Related Plan shall be paid no earlier than the earliest date Pension Plan or Related Plan benefits may be paid to the terminated Employee, or, in the case of death, to the Employee's spouse, or, if none, to the Employee's estate.

      SECTION 4.6. BENEFITS UNFUNDED. Benefits payable under this Plan shall be paid by the Company out of its general assets and shall not be funded in any manner.

                                   ARTICLE V
                            VESTING AND FORFEITURE

      SECTION 5.1. VESTING. No person shall have or vest in any benefits under this Plan prior to the time such person accrues 5 Years of Service, as used in
Section 4.05 of the Pension Plan. No person (nor the spouse of such person) whose employment is terminated for cause as determined by the Committee, shall vest in any benefits under this Plan, and shall be divested if previously vested, even if such termination is deemed a retirement under provisions of the Pension Plan, a Related Plan, or the DC Plan.


                                   ARTICLE VI
                                 ADMINISTRATION

      SECTION 6.1. DUTIES OF COMMITTEE. This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall interpret the provisions of this Plan and determine the amount and manner of payment of the benefits due to or on behalf of each Employee from this Plan and shall cause them to be paid accordingly.

      SECTION 6.2. FINALITY OF DECISIONS. The decisions made and the actions taken by the Committee in the administration of this Plan shall be final and conclusive on all persons, and the members of the Committee shall not be subject to individual liability with respect to this Plan.


                                    ARTICLE VII
                            CLAIMS AND APPEAL PROCEDURES

      SECTION 7.1. PURPOSE. The purpose of the claims and appeal provisions set forth in Section 7.1 through 7.11 is to secure the speedy, inexpensive resolution of all disputes over Plan benefits

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and rights granted by the Plan. These provisions shall be liberally construed so as to avoid litigation and its attendant expenses.

      SECTION 7.2. CLAIMS-PROCEDURE. Each person who claims entitlement to any right or benefit under the Plan ("claimant") may submit a claim with respect to that benefit or right under the procedure set forth in the Dresser Industries, Inc. Retirement Savings Plan-A.

      SECTION 7.3. APPEAL PROCEDURE. When a claim has been or is deemed denied, the claimant (hereinafter referred to as appellant) shall have the right within 60 days after receipt of written notice thereof or the date the claim is deemed denied to file an appeal with the Committee and to go through the appeal procedure herein set forth. All appeals shall be in writing, and shall set forth the reasons why the appellant believes the decision denying his claim is erroneous. The Committee shall render a decision on the appeal in writing not later than 60 days after receipt of the written appeal.
      The decision of the Committee shall be final and shall be binding upon the appellant, his beneficiaries, heirs, and assigns and all other persons claiming by, through or under him.
     A failure to file a claim and an appeal in the manner and within the time limits set forth herein shall be deemed a failure by the aggrieved party to exhaust his administrative remedies and shall constitute a waiver of the rights or benefits sought to be established under the Plan.

      SECTION 7.4. EXHAUSTION OF ADMINISTRATIVE REMEDIES. No legal action to recover Plan benefits or to enforce or to clarify rights under the Plan shall be commenced under section 502(a)(1)(B) of ERISA, or under any other provisions of law, whether or not statutory, unless and until the claimant first shall have exhausted the claims and appeal procedures available to him hereunder in Section 7.1-7.3. A claimant must raise all issues and present all theories relating to his claim to the Committee at one time. Otherwise, the claimant shall be deemed to have abandoned forever all issues and theories not raised and presented to the Committee.

      SECTION 7.5. LIMITATION ON ACTIONS. Any suit brought to contest a decision of the Committee shall be filed in a court of competent jurisdiction within 1 year from receipt of written notice of the Committee's final decision or from the date the appeal is deemed denied, and any suit not filed within this 1-year limitation period shall be dismissed by the court. Service of legal process shall be made upon the Plan by service upon the Committee.

      SECTION 7.6. FEDERAL PREEMPTION.  All state law causes of

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action that arise out of or relate to this Plan or to entitlement to rights or benefits under the Plan shall be deemed to have been preempted by Section 514 of ERISA.

      SECTION 7.7. NO RIGHT TO JURY TRIAL; EVIDENCE. In any suit contesting a decision of the Committee, all issues of fact shall be tried by the court and not by a jury. No evidence may be introduced in court which was not previously presented to the Committee and no evidence may be introduced to modify or contradict the terms of the Plan document.

     SECTION 7.8. SCOPE OF REVIEW. The Committee shall have full discretionary authority to interpret and apply the terms of this Plan document and other relevant documents and relevant provisions of law, and deference shall be afforded the Committee's decisions. This grant of authority shall be broadly construed and shall include the authority to find facts, to reach conclusions of law, to interpret and apply ambiguous terms, and to supply missing terms reasonably necessary to resolution of claims and appeals. No finding of fact by the Committee shall be set aside by a court unless the party contesting the finding shall prove by clear and convincing evidence that the finding is arbitrary and capricious. No conclusion of law reached by the Committee shall be reversed by a court unless the party contesting the conclusion shall demonstrate that the Committee is guilty of manifest disregard of law.

      SECTION 7.9. LIMITATION ON DAMAGES. In any suit over Plan benefits or rights, recovery shall be limited to the amount of benefits found due, without interest, or to specific enforcement of rights established under the Plan, and shall not include any other damages whether denominated incidental, special, consequential, collateral, compensatory, exemplary, punitive or whatever.

      SECTION 7.10. PARTICIPANT PLAN DATA. The Committee may issue, or cause to be issued, from time to time statements to employees, participants, retirees or beneficiaries indicating eligibility, service or other data regarding their Plan benefits. If any such person wishes to challenge the accuracy of such data, the person shall do so in the manner and within the time limits set forth above in Sections 7.1-7.9.

      SECTION 7.11. FINAL DETERMINATION OF RIGHTS AND BENEFITS. After termination of the Plan, the Committee may direct a final determination of the rights and benefits of some of all persons having an interest in the Plan. The determination with respect to any person may be mailed to that person at his last known address and that person may be given 90 days within which to challenge the determination through the claims and appeal procedures set forth

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in Sections 7.1-7.9. The mailing of a copy of a determination to a person at his last known address shall be deemed constructive receipt by that person of a copy of the determination. Any determination not challenged through the claims and appeals procedures shall govern a person's rights under the Plan, and the rights of any person claiming by, through or under him.


                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

      SECTION 8.1.  AMENDMENT AND TERMINATION.  While Dresser
Industries, Inc. intends to maintain this Plan in conjunction with the Pension Plan, Related Plans, and DC Plan for as long as necessary, Dresser Industries, Inc. reserves the right to amend and/or terminate it (and all rights hereunder) at any time for whatever reasons it may deem appropriate.


                                   ARTICLE IX
                                  MISCELLANEOUS

      SECTION 9.1. NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment between the Company or any subsidiary or related company and any Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its employees with or without cause.

      SECTION 9.2. ASSIGNMENT. The benefits payable under this Plan may not be assigned or alienated.

                                  DRESSER INDUSTRIES, INC.


                                  By:        P. M. Bryant
                                  -------------------------------------
                                  Title: Vice President-Human Resources